                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )


Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement


                                 VALIC COMPANY I
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


    1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------

    2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------

    4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------

    5)  Total fee paid:

        ------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        --------------------------------------------------------

    2)  Form, Schedule or Registration Statement No.:

        --------------------------------------------------------

    3)  Filing Party:

        --------------------------------------------------------

    4)  Date Filed:

        --------------------------------------------------------

                                 VALIC COMPANY I
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019


July 15, 2004

Dear Participant:

         The enclosed Information Statement details a recent sub-adviser change for the Small Cap Fund (the "Fund") of VALIC Company I. On April 20, 2004, the Board of Directors approved the replacement of Founders Asset Management LLC ("Founders"), one of the sub-advisers to the Fund, with American Century Investment Management, Inc. ("American Century") and Franklin Portfolio Associates, LLC ("Franklin Portfolio"). American Century and Franklin Portfolio began to serve as investment sub-advisers to the Fund effective June 21, 2004.
T. Rowe Price Associates, Inc. continues their sub-advisory role to a portion of the Fund.

         THIS CHANGE IN PORTFOLIO MANAGEMENT WILL NOT RESULT IN A CHANGE IN THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGY AS STATED IN THE VALIC COMPANY I PROSPECTUS, OR THE ADVISORY FEES PAYABLE BY THE FUND.

         As a matter of regulatory compliance, we are sending you this Information Statement, which describes the management structure of the Fund, the ownership of American Century and Franklin Portfolio and the terms of the investment sub-advisory agreements with American Century and Franklin Portfolio, which the Directors, including the Independent Directors, have approved.

         THIS DOCUMENT IS FOR YOUR INFORMATION ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION. Should you have any questions on the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ EVELYN CURRAN
------------------------
Evelyn Curran
President
VALIC Company I

                                 VALIC COMPANY I
                                 SMALL CAP FUND
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

                                   ----------

                              INFORMATION STATEMENT

                                   ----------

INTRODUCTION

         This Information Statement is being provided to the shareholders of the Small Cap Fund (the "Fund") of VALIC Company I ("VC I") in lieu of a proxy statement. T. Rowe Price Associates, Inc. ("T. Rowe") has been a sub-adviser of the Fund since the Fund's inception date on December 18, 2000. From August 29, 2001 through June 18, 2004, Founders Asset Management, LLC ("Founders") served as a sub-adviser to the Fund. T. Rowe will continue to serve as a sub-adviser to the Fund following the change of sub-advisers.

         Based on its review and consideration of performance issues relating to that portion of the Fund sub-advised by Founders, The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"), the adviser to VC I, recommended to the Fund's Board of Directors (the "Board") that Founders be replaced as sub-adviser to the Fund. As Founders replacement, VALIC recommended that American Century Investment Management, Inc. ("American Century") and Franklin Portfolio Associates, LLC ("Franklin Portfolio") be engaged as sub-advisers to the Fund. This sub-advisory change was approved by the Board on April 20, 2004. The Board also approved new Investment Sub-Advisory Agreements for the Fund, between VALIC and American Century (the "American Century Sub-Advisory Agreement") and between VALIC and Franklin Portfolio (the "Franklin Sub-Advisory Agreement"). The American Century Sub-Advisory Agreement and the Franklin Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Total annual operating expenses of the Fund have not changed with American Century's and Franklin Portfolio's assumption of their sub-advisory responsibilities.

         On June 21, 2004, American Century and Franklin Portfolio each managed approximately 25% of the assets of the Fund. As new investments are made into the Fund, such assets will be apportioned between American Century and Franklin Portfolio, until American Century, Franklin Portfolio and T. Rowe Price each manage approximately one-third of the assets of the Fund.

         The Sub-Advisory Agreements are the same in all material respects to the Investment Sub-Advisory Agreement dated August 29, 2001, as amended on April 22, 2003, in effect between VALIC and Founders (the "Founders Sub-Advisory Agreement"), except for the name of the sub-adviser, effective date, and term. With respect to the Franklin Sub-Advisory Agreement, the sub-advisory fees are the same as the subadvisory fees payable to Founders. The sub-advisory fees payable pursuant to the American Century Sub-Advisory Agreement are higher than the subadvisory fees payable to Founders.

         VC I has received an exemptive order from the Securities and Exchange Commission ("SEC") which allows VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without obtaining shareholder approval of the change. The Board, including a majority of those Directors who are not parties to a sub-advisory agreement or interested persons of any such party ("Independent Directors"), as defined by the Investment Company Act of 1940, as amended, (the "1940 Act"), must first approve each sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial to shareholders. Within 90 days of such a change, the Fund will provide information to shareholders about the new sub-adviser and its agreement. This information statement is being provided to you to satisfy this requirement. This statement is being mailed on or about July 15, 2004, to all participants in annuity contracts ("Contract") who were invested in the Fund as a variable investment option on or prior to June 18, 2004 (the "Record Date").

         The Founders Sub-Advisory Agreement was approved by the Fund's sole shareholder on December 8, 2000, and was most recently approved by the Board, including the Independent Directors, on July 22, 2003.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

THE ADVISER AND ITS RESPONSIBILITIES

         VALIC is an investment adviser registered with the SEC. VALIC is located at 2929 Allen Parkway, Houston, Texas 77019. VALIC oversees the day-to-day operations of the Fund. VALIC employs sub-advisers who makes investment decisions for the Fund. The sub-advisers makes investment decisions for the Fund according to the Fund's investment objective and restrictions. Subject to the oversight of VALIC, the sub-advisers evaluate pertinent economic, statistical, financial and other data in order to determine the optimal portfolio holdings to meet the Fund objectives and performance benchmark.

         As the Adviser to the Fund, VALIC monitors the sub-advisers and compares Fund performance with relevant market indices and peer groups. VALIC watches for corporate actions and examines the sub-advisers' compliance with VALIC and fund policies. VALIC regularly provides written reports to the Board describing the results of its evaluation and oversight functions. VALIC recommended American Century and Franklin Portfolio after extensive research and qualitative and quantitative analysis of other candidate firms and their organizational structure, investment process and style and long-term performance record.

         Under the Investment Advisory Agreement between VALIC and VC I, on behalf of the Fund, the annual advisory fee payable to VALIC by the Fund for the fiscal year ended May 31, 2004 was 0.90% of average daily net assets or $5,475,614.

THE INVESTMENT SUB-ADVISORY AGREEMENTS

         Pursuant to their respective Sub-Advisory Agreements, American Century and Franklin Portfolio agree to provide an investment program for the Fund and be responsible for the investment and reinvestment for a portion of the Fund's assets. American Century and Franklin Portfolio select securities for the Fund, subject to VALIC's oversight. American Century and Franklin Portfolio may place trades through brokers of their choosing and will take into consideration the quality of the brokers' services and execution. For these services, VALIC pays Franklin Portfolio a sub-advisory fee, based on the average daily net assets of the Fund, consisting of a monthly fee computed at the following annual rates:

                 0.50% on first $350 million, and
                 0.40% over $350 million.

         For these services, VALIC pays American Century a sub-advisory fee, based on the average daily net assets of the Fund, consisting of a monthly fee computed at the annual rates of 0.59%.

         For the fiscal year ended May 31, 2004, VALIC paid Founders .50% of average daily net assets or $1,523,863 in sub-advisory fees. The advisory fees retained by VALIC for the period were .35% or $2,189,078 for the Fund. If American Century and Franklin Portfolio both had served as sub-advisers to the Fund and had managed equal portions of the assets that were managed by Founders for the last fiscal year, VALIC would have paid American Century $923,481 and Franklin Portfolio $782,611, or 11.96% more than what VALIC had paid Founders.

         The Sub-Advisory Agreements provide that the sub-adviser shall not be subject to liability to VALIC, the Fund, or to any shareholder of the Fund for any act or omission in rendering services under their respective Sub-Advisory Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, as long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The Sub-Advisory Agreements provide for automatic termination unless at least annually, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Fund, and (ii) the Independent Directors. The Sub-Advisory Agreements terminate automatically upon their assignment and are terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, upon 30 to 60 days' written notice. The Sub-Advisory Agreements are attached to this information statement as Exhibits A and B.

         Effective and Termination Dates: The Sub-Advisory Agreements were unanimously approved by the Board, including a majority of the Independent Directors, on April 20, 2004. The effective date of the Sub-Advisory Agreements was June 21, 2004. Each Sub-Advisory Agreement will be reviewed again in 2005.

BOARD CONSIDERATIONS

         At a meeting held on April 20, 2004, the Board, including all of the Independent Directors, authorized VALIC to terminate the Founders Sub-Advisory Agreement and approved the Sub-Advisory Agreements following presentations by VALIC, representatives of American Century, and representatives of Franklin Portfolio. The Independent Directors were separately represented by independent counsel in connection with their consideration of the approval of the Sub-Advisory Agreements. In considering the Sub-Advisory Agreements for the Fund, the Board reviewed a variety of materials relating to the Fund, American Century and Franklin Portfolio.

         Before authorizing VALIC to terminate the Founders Sub-Advisory Agreement, the Board reviewed with VALIC its recommendation that the services of Founders be terminated. The Board reviewed the Fund's performance since inception and noted that the portion of the Fund's assets managed by Founders has lagged its benchmark and peer groups for each of the last three calendar years. Management then discussed with the Board the timing of the transition to American Century and Franklin Portfolio and how the transition could be accomplished with minimal disruption to the Fund.

         The Board reviewed information provided by American Century relating to its operations and personnel. The Board noted that American Century would use a team of investment professionals, led by John Schneidwind, portfolio manager of the American Century Small Company Fund, to manage the Fund. In each of the past three years, the American Century Small Company Fund has outperformed the Lipper Small Cap Core Index and its benchmark, the S&P 600(R) SmallCap Index. The Board reviewed information provided by American Century relating to its investment philosophy, strategies and techniques. In particular, the Board recognized that the team utilizes a disciplined multi-factor quantitative approach to selecting stocks and constructing portfolios and that the team evaluates and considers valuation, growth/momentum and quality factors in its analysis.

         The Board reviewed information provided by Franklin Portfolio relating to its operations and personnel. The Board noted that Franklin Portfolio would use a team of investment professionals, led by John S. Cone, portfolio manager of several small cap institutional accounts, to manage the Fund. In each of the past four years, the aggregate returns of a small cap composite managed by Franklin Portfolio has exceeded the Russell 2000(R) Index. The Board reviewed information provided by Franklin Portfolio relating to its investment philosophy, strategies and techniques. In particular, the Board noted that the team utilizes quantitative tools for ranking stocks within sectors and industries, encompassing over 40 factors which can be broken down into value, growth/momentum and management signals.

         The Board reviewed information prepared by an independent third party research firm that compared the Fund's expenses and fees with the expenses and fees of other comparable small cap core mutual funds, and also compared the Fund's performance with American Century's Small Company Fund's performance. The Board also considered that the Fund's management fees and total expenses would not change upon the engagement of American Century and Franklin Portfolio as subadvisers to the Fund. However, the Board noted that the sub-advisory fees, which are paid by VALIC and not by the Fund, will increase with respect to American Century and decrease with respect to Franklin Portfolio.

         The Board reviewed statistical investment analyses comparing the Fund's risk and performance returns as managed by Founders with the fund managed by American Century and institutional accounts managed by Franklin Portfolio and determined that American Century and Franklin Portfolio have outperformed Founders while incurring less risk.

         The Board also noted that the Fund has drifted between the small cap core and small cap growth style boxes, and that based on the presentations of American Century and Franklin Portfolio, the Board believed the new subadvisers will keep the Fund solidly as a small cap core fund. In addition, it was noted that a reason for engaging two subadvisers to replace Founders was to allow a greater capacity for future growth in the small cap asset class.

         Based on its review and representations made to it, and as part of their deliberations, the Board, including all of the Independent Directors, evaluated the services to be rendered by American Century and Franklin Portfolio, their qualifications, the experience of their investment personnel, their compliance programs, and their performance in employing similar investment strategies, and concluded that each firm is qualified to manage a portion of the Fund's assets in accordance with the Fund's investment objectives and policies. Based on its review and consideration of these same factors and on the financial information provided by American Century and Franklin Portfolio, the Board, including all of the Independent Directors, concluded that American Century and Franklin Portfolio possess the capability and resources to perform the duties required of them under their respective Sub-Advisory Agreements.

         Based upon their review of the Sub-Advisory Agreements, representations made to them, and information prepared by an independent third party research firm, the Board, including all of the Independent Directors, concluded that (1) the terms of the Sub-Advisory Agreements are reasonable, fair and in the best interest of the Fund and its shareholders, and (2) the sub-advisory fee rates provided in the Sub-Advisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

INFORMATION ABOUT AMERICAN CENTURY

         American Century has been managing mutual funds since 1958. As of December 31, 2003, American Century had more than $87.5 billion in assets under management. American Century is a wholly-owned subsidiary of American Century Companies, Inc. American Century and its parent company, American Century Companies, Inc. are located at 4500 Main Street, Kansas City Missouri 64111.

         American Century is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with American Century or its affiliates since the beginning of the Fund's most recent fiscal year.

         The following table provides information on the principal executive officers and directors of American Century. The business address of each officer and director is 4500 Main Street, Kansas City, Missouri 64111.


NAME                            POSITION WITH AMERICAN CENTURY AND PRINCIPAL OCCUPATION
------------------------------- -------------------------------------------------------------------
James E. Stowers, Jr.           Chairman of the Board
James E. Stowers, III           Co-Chairman of the Board
William M. Lyons                President, Chief Executive Officer and Director
Robert T. Jackson               Executive Vice President, Chief Accounting Officer and Treasurer
Paul A. Ehrhardt                Chief Operating Officer
David Reinmiller                Chief Compliance Officer
Mark Mallon                     Chief Investment Officer

American Century is the investment adviser for another mutual fund that has an investment objective similar to the Fund. The name of such fund, together with information concerning the fund's assets, the annual fees paid and the waiver or reimbursement percentage (as a percentage of average net assets) to American Century for its services, are set forth below.

                 FUND NAME                   ASSETS AS OF 12/31/03            FEE RATE
--------------------------------------------------------------------------------------------------
    American Century Small Company Fund          $556.6 million                 0.90%

INFORMATION ABOUT FRANKLIN PORTFOLIO

         Franklin Portfolio has been managing assets on behalf of institutional clients since 1982. As of December 31, 2003, Franklin Portfolio had approximately $21.3 billion in assets under management. Franklin Portfolio is an indirect wholly-owned subsidiary of Mellon Financial Corporation that has no affiliation to The Franklin/Templeton Group of Funds or Franklin Resources, Inc. Franklin Portfolio's principal offices are located at One Boston Place, 29th Floor, Boston, Massachusetts 02108. Mellon Financial Corporation's principal offices are located at One Mellon Center, Pittsburg, Pennsylvania 15258.

         Franklin Portfolio is not affiliated with VALIC. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with Franklin Portfolio or its affiliates since the beginning of the Fund's most recent fiscal year.

         The following table provides information on the principal executive officers and directors of Franklin Portfolio. The business address of each officer and director is One Boston Place, 29th Floor, Boston, Massachusetts 02108.


NAME                            POSITION WITH FRANKLIN PORTFOLIO AND PRINCIPAL OCCUPATION
------------------------------ --------------------------------------------------------------------
Paul F. Healey                  Chief Operating Officer and Executive Vice President
John S. Cone                    Chief Executive Officer, President and Portfolio Manager
Michael F. Dunn                 Senior Vice President and Portfolio Manager
Oliver Buckley                  Senior Vice President and Portfolio Manager
Langton C. Garvin               Senior Vice President and Portfolio Manager
Kristin Crawford                Vice President and Portfolio Manager

INFORMATION ABOUT FOUNDERS

Founders is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation, located at One Mellon Center, Pittsburg, Pennsylvania 15258.

OTHER SERVICE AGREEMENTS

VC I has service agreements with VALIC and AIG SunAmerica Asset Management Corp. ("SAAMCo") to provide accounting and administrative services as well as transfer agency services to the Fund. Transfer agent services also include shareholder servicing and dividend disbursements. For the fiscal year ended May 31, 2004, the Fund paid VALIC and SAAMCo $1,025 and $425,881, respectively, for transfer agency fees and accounting and administrative fees under such agreements. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.


--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

Copies of the most recent Annual Report and Semi-Annual Report may be obtained without charge if you:

o  write to:
   VALIC Company I
   2929 Allen Parkway
   Houston, Texas 77019
o  call (800) 448-2542
o  access the Report through the Internet at www.aigvalic.com

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Nori L. Gabert, Esq., Vice President and Secretary of VALIC Company I, 2929 Allen Parkway, A36-03, Houston, Texas 77019.

--------------------------------------------------------------------------------
                               OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

As of the Record Date, there were 62,132,985.63 shares of the Fund outstanding. All shares of the Fund are owned by VALIC Separate Account A. To VALIC's knowledge, no person owns a Contract or interests therein for more than 5% of the outstanding shares of the Fund. The officers and directors of VC I and members of their families as a group, beneficially owned less than 1% of the common stock Fund, as of the Record Date.

                                                                       EXHIBIT A


                        INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 21st day of June, 2004, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, hereinafter referred to as "VALIC," and FRANKLIN PORTFOLIO ASSOCIATES, LLC, hereinafter referred to as the "SUB-ADVISER."

         VALIC and the SUB-ADVISER recognize the following:

               (a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

               (b) VALIC is engaged as the investment adviser of VALIC Company I ("VC I"), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

               (c)  VC I currently consists of twenty-two portfolios ("Funds"):
                    Asset Allocation Fund
                    Blue Chip Growth Fund
                    Capital Conservation Fund
                    Core Equity Fund
                    Government Securities Fund
                    Growth Fund
                    Growth & Income Fund
                    Health Sciences Fund
                    Income & Growth Fund
                    International Equities Fund
                    International Government Bond Fund
                    International Growth I Fund
                    Large Cap Growth Fund
                    Mid Cap Index Fund
                    Money Market I Fund
                    Nasdaq-100(R) Index Fund
                    Science & Technology Fund
                    Small Cap Fund
                    Small Cap Index Fund
                    Social Awareness Fund
                    Stock Index Fund
                    Value Fund

                    In accordance with VC I's Articles of Incorporation (the "Articles"), new Funds may be added to VC I upon approval of VC I's Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Fund(s)").

               (d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

               (e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

         VALIC and the SUB-ADVISER agree as follows:

1.       SERVICES RENDERED AND EXPENSES PAID BY THE SUB-ADVISER

         The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I's Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), VC I's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions (the "Investment Guidelines") and any applicable procedures adopted by VC I's Board of Directors and provided to the SUB-ADVISER in writing shall:

               (a) have full and complete discretion and authority to manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs.

               (b) have full and complete discretion and authority to maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

         The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER's portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility on a monthly basis (unless otherwise agreed upon by the parties hereto) and at such other times as VALIC shall reasonably request.

         In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions. Subject to approval by VC I's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. The SUB-ADVISER shall not be responsible for any acts or omissions by any broker or brokers, provided that the SUB-ADVISER is not negligent in the selection of such broker or brokers.

         The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Fund considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. VALIC acknowledges that the determination of such economic benefit to the Covered Fund(s) by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Fund(s) is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

         VALIC may direct the SUB-ADVISER to use a particular broker or dealer for one or more trades if, in the sole opinion of VALIC, it is in the best interest of the Covered Fund to do so. Any such direction shall be in writing and in a form satisfactory to SUB-ADVISER.

         VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund's Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund's Custodian to deposit for the Covered Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

         The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I's Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)' investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I's Board of Directors such periodic and special reports as VALIC and VC I's Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered Fund(s) are being conducted in a manner consistent with applicable laws and regulations. The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I.

         Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

         The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the Custodian for VC I, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

         The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

         Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

         The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.

2.       COMPENSATION OF THE SUB-ADVISER

         VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

         The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in VC I's Declaration, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month.

         If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

         The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.       SCOPE OF THE SUB-ADVISER'S ACTIVITIES

         VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

         Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

         The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

         VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC.

4.       REPRESENTATIONS OF THE SUB-ADVISER AND VALIC

         The SUB-ADVISER represents, warrants, and agrees as follows:

               (a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement;
                    (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to
                    Section 9(a) of the 1940 Act or otherwise.

               (b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

               (c) The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

         VALIC represents, warrants, and agrees as follows:

         VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and
               (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       TERM OF AGREEMENT

         This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, or as otherwise noted on Schedule A, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I's Board of Directors or a majority of that Covered Fund's outstanding voting securities.

         This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s); provided that the termination of an Interim Investment Advisory Agreement between VC I and VALIC, pursuant to Rule 15a-4 under the 1940 Act upon shareholder approval of a definitive Investment Advisory Agreement with respect to a Covered Fund, shall not result in the termination of this Agreement as to such Covered Fund. The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.       OTHER MATTERS

         The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

         The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund's property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER's files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         VALIC has herewith furnished the SUB-ADVISER copies of VC I's Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I's Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it. SUB-ADVISER shall incur no liability or other responsibility on account of any damage or loss which may result from its acting in accordance with the Investment Guidelines.

         The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Fund in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

         VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

         VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or
         (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC.

         The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER to VALIC.

7.       APPLICABILITY OF FEDERAL SECURITIES LAWS

         This Agreement shall be interpreted in accordance with the laws of the State of Texas and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.       AMENDMENT AND WAIVER

         Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.       NOTICES

         All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

                  If to VALIC:

                  Attn: Evelyn Curran
                  2919 Allen Parkway, L12-01
                  Houston, Texas 77019
                  Tel: (713) 831-6425
                  Fax: (713) 831-4124

                  If to SUB-ADVISER:

                  Attn: Gregg Pendergast
                  Two International Place, 22nd Floor
                  Boston MA 02110
                  Tel: (617) 790-6414
                  Fax: (617) 790-6440

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.


                                    THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                    By: /s/ Evelyn M. Curran
                                        ----------------------------------------
                                    Name:  Evelyn M. Curran
                                    Title:  Senior Vice President


ATTEST:

Attest: /s/ Mark Matthes
         -----------------------------------
Name:  Mark Matthes
Title:  Associate Counsel


                                    FRANKLIN PORTFOLIO ASSOCIATES, LLC


                                    By: /s/ John S. Cone
                                       -----------------------------------------
                                    Name:  John S. Cone
                                    Title:  President  & CEO

ATTEST:

Attest: /s/ Gregg E. Pendergast
       -------------------------------------
Name:  Gregg E. Pendergast
Title:  Vice President

                                   SCHEDULE A
                                 Covered Fund(s)



SUB-ADVISER shall manage a portion of Small Cap Fund assets and shall be compensated as follows on that portion:

         0.50% on the first $350 million
         0.40% thereafter

                                                                       EXHIBIT B


              AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT

This AMENDMENT NO. 1 TO INVESTMENT SUB-ADVISORY AGREEMENT (the "Amendment") is effective as of June 21, 2004, by and among THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("VALIC") and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (the "Sub-Adviser").


                                    RECITALS

     WHEREAS, VALIC and VALIC Company I ("VC I") (formerly North American Funds Variable Product Series I) entered into an Investment Advisory Agreement dated January 1, 2002, with respect to the Covered Funds reflected in Schedule A; and

     WHEREAS, VALIC and the Sub-Adviser are parties to that certain Investment Sub-Advisory Agreement dated August 29, 2001 (the "Agreement"), with respect to the VC I Covered Funds with the Sub-Adviser; and


     WHEREAS, the parties wish to amend Schedule A to the Agreement to reflect the addition as a Covered Fund of Small Cap Fund; and

     WHEREAS, the parties wish to amend Section 1 entitled "Services Rendered and Expenses Paid by the SUB-ADVISER" to include the following as the last paragraph:

                    The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, VALIC and the Sub-Adviser agree as follows:

          1.   Schedule A Amendment. Addition of the new Covered Fund.

               Covered Fund                           Fee
               ------------                           ---

               Small Cap Fund                         0.59%

               Sub-Adviser shall manage a portion of Small Cap Fund assets and shall be compensated as noted above on that portion.

          2. Section 1 of the Agreement is amended to include the following as the last paragraph:

                    The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets.

          3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

          4. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.


THE VARIABLE ANNUITY LIFE                   AMERICAN CENTURY INVESTMENT
INSURANCE COMPANY                           MANAGEMENT, INC.

By: /s/ Evelyn M. Curran                    By: /s/ William M. Lyons
   ---------------------------------            --------------------------------

Name:  Evelyn M. Curran                     Name:  William M. Lyons

Title:  Senior Vice President               Title:  President

                                   SCHEDULE A

                             Effective June 21, 2004



         Covered Funds                       Fee
         -------------                       ---

         Income & Growth Fund                .45% on the first $150 million
                                             .40% on the next $150 million
                                             .35% over $300 million

         International Growth I Fund         .65% on the first $250 million
                                             .55% on the next $250 million
                                             .50% over $500 million


         Sub-Adviser shall manage a portion of Small Cap Fund assets and shall be compensated as follows on that portion as follows:

                                     0.59%

                       INVESTMENT SUB-ADVISORY AGREEMENT


This AGREEMENT made this 29th day of August, 2001, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY ("VALIC"), and AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("American Century"), hereinafter referred to as the "SUB-ADVISER."

         VALIC and the SUB-ADVISER recognize the following:

               (a) VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").

               (b) VALIC is engaged as the investment adviser of North American Funds Variable Product Series I ("NAF Variable") (formerly known as American General Series Portfolio Company), pursuant to an Investment Advisory Agreement between VALIC and NAF Variable, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock. NAF Variable is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

               (c) NAF Variable currently consists of twenty-one portfolios ("Funds"):
                    North American - AG Asset Allocation Fund
                    North American - AG Capital Conservation Fund
                    North American - AG Government Securities Fund
                    North American - AG Growth & Income Fund
                    North American - AG International Equities Fund
                    North American - AG International Government Bond Fund North American - AG Large Cap Growth Fund
                    North American - AG MidCap Index Fund
                    North American - AG 1 Money Market Fund
                    North American - AG Nasdaq-100(R) Index Fund
                    North American - AG Small Cap Index Fund
                    North American - AG Social Awareness Fund
                    North American - AG Stock Index Fund
                    North American - American Century Income & Growth Fund North American - American Century International Growth Fund North American Core Equity Fund
                    North American - Founders/T. Rowe Price Small Cap Fund North American - Putnam Opportunities Fund
                    North American - T. Rowe Price Blue Chip Growth Fund
                    North American - T. Rowe Price Health Sciences Fund
                    North American - T. Rowe Price Science & Technology Fund

                    In accordance with NAF Variable's Articles of Incorporation (the "Articles"), new Funds may be added to NAF Variable upon approval of NAF Variable's Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A ("Covered Funds").

               (d) The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

               (e) VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for the assets of the Covered Funds.

         VALIC and the SUB-ADVISER agree as follows:

1.       SERVICES RENDERED AND EXPENSES PAID BY THE SUB-ADVISER

         The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and NAF Variable's Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state securities and tax laws and regulations, including section 817(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), NAF Variable's Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by NAF Variable's Board of Directors and provided to the SUB-ADVISER in writing shall:

         (a) manage the investment and reinvestment of the assets of the Covered Funds, including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund's portfolio, and the formulation and implementation of investment programs;


         (b) maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund's account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER's control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

         The SUB-ADVISER will assist the Covered Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect the prices on the SUB-ADVISER's portfolio records relating to the assets of the Covered Funds for which the SUB-ADVISER has responsibility on a quarterly basis (unless otherwise agreed upon by the parties hereto) and at such other times as VALIC shall reasonably request.

         In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Funds the best execution of portfolio transactions. The SUB-ADVISER is responsible for decisions to buy and sell securities for the Covered Funds, broker-dealer selection, and negotiation of brokerage commission rates. Subject to approval by NAF Variable's Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Funds to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. Notwithstanding the above, nothing shall require the SUB-ADVISER to use a broker that provides research services or to use a particular broker recommended by VALIC.

         The SUB-ADVISER may aggregate, or, if appropriate, cross sales and purchase orders of securities held by the Covered Funds with similar orders being made simultaneously for other accounts managed by the SUB-

         ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER's reasonable judgment such aggregation shall result in an overall economic benefit to the Covered Funds considering the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily. If any trades are crossed, SUB-ADVISER may charge the Covered Funds for reasonable expenses incurred in such cross-trades, excluding brokerage commissions, fees (other than customary transfer fees), or other remuneration paid in connection with the transaction. A transaction fee charged by a brokerage or a custodial bank will be considered a customary transfer fee for purposes of this Agreement. VALIC acknowledges that the determination of such economic benefit to the Covered Funds by the SUB-ADVISER is subjective and represents the SUB-ADVISER's evaluation that the Covered Funds are benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

         VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Funds' Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called "brokerage accounts") for and in the name of the Covered Funds and to execute for each Covered Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Funds as the SUB-ADVISER deems necessary or desirable, direct the Covered Funds' Custodian to deposit for the Covered Funds original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

         The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report quarterly to VALIC and NAF Variable's Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and NAF Variable promptly upon their reasonable written request all of the Covered Funds' investment records and ledgers to assist VALIC and NAF Variable in compliance with respect to each Covered Fund's securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish NAF Variable's Board of Directors such quarterly and special reports as VALIC and NAF Variable's Board of Directors may reasonably request, in a format to be agreed upon by VALIC and the SUB-ADVISER. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested by such regulatory authorities in order to ascertain whether the operations of the Covered Funds are being conducted in a manner consistent with applicable laws and regulations.

         The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of NAF Variable has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or the Fund to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Funds and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of NAF Variable.

         Should VALIC at any time make any definite determination as to a change in any investment policy and notify the SUB-ADVISER in writing of such determination, the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

         The SUB-ADVISER will not hold money or investments on behalf of NAF Variable. The money and investments will be held by the Custodian of NAF Variable. The SUB-ADVISER will arrange for the transmission to the Custodian for NAF Variable, on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable it to perform its administrative responsibilities with respect to the Covered Funds. The SUB-ADVISER further shall have the authority to instruct the Custodian of NAF Variable (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for NAF Variable (ii) to deliver securities and other property against payment for NAF Variable, and (iii) to transfer assets and funds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to cause the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

         The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or the Fund other than in furtherance of the SUB-ADVISER's duties and responsibilities as set forth in this Agreement.

         Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC's expenses, except that VALIC shall in all events pay the compensation described in Section 2 of the Agreement.

2.       COMPENSATION OF THE SUB-ADVISER

         VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund's average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of NAF Variable. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

         The average daily net asset value shall be determined by taking the mean average of all of the determinations of net asset value, made in the manner provided in NAF Variable's Declaration, for each business day during a given calendar month. VALIC shall pay this fee to the SUB-ADVISER for each calendar month as soon as practicable after the end of that month, but in any event no later than ten (10) business days following the end of the month, and shall include or be supplemented by such supporting documentation as SUB-ADVISER shall reasonably request. Wire instructions are attached as Schedule B to this Agreement.

         If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated.

         The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of NAF Variable.

3.       SCOPE OF THE SUB-ADVISER'S ACTIVITIES

         VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with the SUB-ADVISER's allocation policy. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund. In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

         Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

         The SUB-ADVISER shall not be liable to VALIC, NAF Variable, or to any shareholder in a Covered Fund, and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matters to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement.

         VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that a Covered Fund is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Funds complies with such Code diversification provisions, as directed by VALIC.

4.       REPRESENTATIONS OF THE SUB-ADVISER AND VALIC

         The SUB-ADVISER represents, warrants, and agrees as follows:

         (a) The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement,
                  (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.


         (b) The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and if it has not already done so, will provide VALIC and NAF Variable with a copy of such code of ethics together with evidence of its adoption.

         (c) The SUB-ADVISER has provided VALIC and NAF Variable with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

         VALIC represents, warrants, and agrees as follows:

                  VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       TERM OF AGREEMENT

         This Agreement shall become effective as to the Covered Funds set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of NAF Variable's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of NAF Variable's Board of Directors or a majority of a Covered Fund's outstanding voting securities.

         This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and NAF Variable as it relates to any Covered Funds; provided that the termination of an Interim Investment Advisory Agreement between NAF Variable and VALIC, pursuant to Rule 15a-4 under the 1940 Act upon shareholder approval of a definitive Investment Advisory Agreement with respect to a Covered Fund, shall not result in the termination of this Agreement as to such Covered Fund. The Agreement may be terminated as to any Covered Funds at any time, without the payment of any penalty, by vote of NAF Variable's Board of Directors or by vote of a majority of that Covered Fund's outstanding voting securities on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days' nor less than 30 days' written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.       OTHER MATTERS

         The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in its performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB- ADVISER so as to require a new written contract pursuant to the 1940 Act. The compensation of any such persons will be paid by the SUB-

         ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or NAF Variable with respect to them.

         The SUB-ADVISER agrees that all books and records which it maintains for the Covered Funds are the Covered Funds' property. The SUB-ADVISER also agrees upon request of VALIC or NAF Variable, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER's files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         VALIC has herewith furnished the SUB-ADVISER copies of NAF Variable's Prospectus, Statement of Additional Information, Articles and Bylaws, investment objectives, policies and restrictions, and any applicable procedures adopted by NAF Variable's Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it. VALIC will inform SUB-ADVISER of any anticipated changes to the investment objectives and/or restrictions of the Covered Funds as soon as reasonably practicable.

         The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of the Covered Funds in writing signed or sent by any of the persons whose names, addresses and specimen signatures will be provided by VALIC from time to time. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority, notwithstanding that it shall subsequently be shown that the same was not given or signed or sent by an authorized person.

         VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Funds or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Funds as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder.

         VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Investment Sub-Advisory Agreement, or
         (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC specifically for inclusion in such documents.

         The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of a failure by SUB-ADVISER to provide the services or furnish the materials required under the terms of this Investment Sub-Advisory Agreement, to the extent of and as a result of the willful misconduct, bad faith, gross negligence or reckless disregard of obligations or duties by the SUB-ADVISER, any of SUB-

         ADVISER's employees or representatives; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Covered Funds to the extent any such statement or omission was made in reliance on information provided by the SUB-ADVISER to VALIC specifically for inclusion in such documents.

7.       INVALID PROVISION

         The invalidity or enforceability of any particular provision of this Agreement shall not affect the other provisions, and this Agreement shall be construed in all respects as if such provision were omitted.

8.       AMENDMENT AND WAIVER

         Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.       NOTICES

         All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile, by registered or certified mail or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

                  If to VALIC:

                  Attn:  Nori L. Gabert, Esq.
                  2929 Allen Parkway
                  Houston, Texas  77019
                  Tel:  (713) 831-5165
                  Fax:  (713) 831-2258

                  If to SUB-ADVISER:

                  4500 Main Street
                  9th Floor
                  Kansas City, MO  64111
                  Attn:  Janet Nash, Corporate Counsel

The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

                                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                   By:  /s/ Mary C. Cavanaugh
                                      ------------------------------------------

                                   Name:  Mary C. Cavanaugh

                                   Title:  Senior Vice President

ATTEST:

/s/ Tom Thompons
-------------------------

                                   American Century Investment Management, Inc.

                                   By:  /s/ William M. Lyons
                                      ------------------------------------------

                                   Name:  William M. Lyons

                                   Title:  Executive Vice President
ATTEST:

/s/ Janet A. Nash
-------------------------

                                   SCHEDULE A
                           (Effective August 29, 2001)


         Covered Funds                         Fee
         -------------                         ---
         North American - American             .45% on the first $150 million
         Century Income & Growth Fund          .40% on the next $150 million
                                               .35% over $300 million

         North American - American             .65% on the first $250 million
         Century International Growth Fund     .55% on the next $250 million
                                               .50% over $500 million